SUBSEQUENT EVENTS	12 Months Ended
Jun. 30, 2020
Disclosure of non-adjusting events after reporting period [abstract]
SUBSEQUENT EVENTS

On July 24, 2020, the Company issued six million (6,000,000) common shares of the Company to Star Buds International Inc. for the opening of two cannabis retail stores under the Star Buds trade name. Of the 6,000,000 common shares issued, 3,000,000 were related to shares to be issued as at June 30, 2020.

On August 17, 2020, the Company closed a non-brokered private placement of common shares of the Company for gross proceeds of $967,846; of which $552,501 was received in cash and $415,345 was issued in settlement of outstanding fees and debt.

On October 12, 2020, the Company entered into a settlement agreement (the “Settlement”), settling the outstanding Joint Forces Deposit as disclosed in Note 22 (d).